Exhibit 10.5.1



            LIST OF LENDERS UNDER CREDIT AGREEMENT
                      AS OF MARCH 3, 1995



                                                     Commitments
              Bank                            Current            %

    Bank of America                       $ 13,710,000          3.00%
    Bank of California, N.A.                 9,792,857          2.14%
    Bank of Hawaii                           9,792,857          2.14%
    Bank of Montreal                        13,710,000          3.00%
    Bank of New York                        13,710,000          3.00%
    Bank of Nova Scotia                     13,710,000          3.00%
    Bankers Trust Company                    9,792,857          2.14%
    Banque Paribas                           9,792,857          2.14%
    Chase Manhattan Bank, N.A.              13,057,143          2.86%
    Citibank, N.A.                           9,792,857          2.14%
    Corestates Philadelphia National Bank    9,792,857          2.14%
    Credit Lyonnais                         19,585,715          4.29%
    Crestar Bank                             9,792,857          2.14%
    First National Bank of Chicago          13,057,143          2.86%
    First Union National Bank of NC         22,850,000          5.00%
    Industrial Bank of Japan                20,238,572          4.43%
    LTCB Trust Company                       9,792,857          2.14%
    Mellon Bank                              9,792,857          2.14%
    Mitsubishi Trust & Banking Corp.        13,057,143          2.86%
    National Westminster Bank USA            9,792,857          2.14%
    NationsBank of Georgia, N.A.             9,792,857          2.14%
    NationsBank of Texas, N.A.              13,710,000          3.00%
    Nippon Credit Bank, Ltd.                11,751,429          2.57%
    PNC Bank, N.A.                           9,792,857          2.14%
    Royal Bank of Canada                     9,792,857          2.14%
    Sakura Bank, Ltd.                        9,792,857          2.14%
    Shawmut Bank Connecticut, N.A.          22,850,000          5.00%
    Sumitomo Bank, Ltd.                     13,057,143          2.86%
    Tokai Bank, Ltd.                         9,792,857          2.14%
    Toronto-Dominion Bank                   35,907,143          7.86%
    Union Bank                               9,792,857          2.14%
    Wachovia Bank of NC                     36,560,000          8.00%
    Wachovia Bank of SC                      9,792,857          2.14%
                                          $457,000,000        100.00%